STOCK PURCHASE AGREEMENT


         THIS AGREEMENT is made the 19th day of June, 1998.

B E T W E E N:


                  1299004 ONTARIO CORPORATION, a company incorporated under the laws of Ontario (the "Vendor")

                                     - and -

                  TOTAL WORLD TELECOMMUNICATIONS, INC., a
                  company incorporated under the laws of the State of Delaware, United States of America (the "Purchaser")


                  WHEREAS the Vendor is a wholly owned subsidiary of 1274328 Ontario Inc.;

                  AND WHEREAS the Vendor has the right to acquire ownership of all of the issued and outstanding shares of Mega Blow Moulding Limited (the "Company") and desires to sell to the Purchaser and the Purchaser wishes to purchase all of the Vendor's right, title and interest in and to such its shares in the Company's capital stock;

                  AND WHEREAS the Purchaser is in the process of reorganization in proceedings under Chapter 11 of the United States Bankruptcy Code pending in the United States Bankruptcy Court for the Southern District of Florida, Case No. 97-36030-BKC-SHF;

                  NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the payments and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                           ARTICLE 1. - INTERPRETATION

1.1      Definitions

In addition to other terms defined in this Agreement, the following terms shall have the following meanings:

(a)      "Bankruptcy Code" means Title 11 of U.S. Code, 11 U.S.C., 1.1 Et Seq.";

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(b)      "Business" means the business presently carried on by the Company consisting of the development and production of blow moulded plastic products;

(c) "Business Day" means a day other than Saturday, Sunday or legal holiday as such term is defined in Bankruptcy Rule 9006(a) of the Bankruptcy Code;

(d) "Closing" means the completion of the purchase and sale of the Purchased Shares in accordance with Article 11 hereof;

(e) "Closing Date" means that date which is eleven (11) calendar days following the date upon which all of the conditions precedent to Closing set forth in this Agreement have been satisfied or waived by the Purchaser and the Vendor as applicable or such other dates as may be agreed upon by the parties;

(f) "Confirmation Order" means the order of the United States Bankruptcy Court in the reorganization case of the Purchaser confirming the Plan pursuant to section 1129 and other applicable sections of the Bankruptcy Code, as it may be amended, modified or supplemented with the consent of the Purchaser and the Vendor;

(g) "Financial Statements" mean the Company's financial statement for its last fiscal year end (and as may be available), together with notes to such statements, all as reported upon by the Company's accountant;

(h) "Liens" means all mortgages, claims, charges, liens, pledges, encumbrances, security interests, adverse claims and other restrictions of any kind and nature whatsoever;

(i)      "Ontario" means 1274328 Ontario Inc;

(j) "Ontario Indebtedness" means all of the indebtedness, liabilities and obligations of the Company to Ontario under the Company's guarantee of a debenture in the original principal of $1,000,000 CDN which was assigned to Ontario and which will be satisfied prior to Closing;

(k) "Ontario Security" means the security agreements, charges and security interests executed and delivered by the Company to Ontario charging all of the Company's present and future property, assets and undertaking as further and continuing collateral security for the Ontario Indebtedness;

(l) "Plan" means the plan of reorganization of the Purchaser under Chapter 11 of the Bankruptcy Code dated May 8, 1998, as may be amended, modified or supplemented;

(m) "Preferred Shares" shall have the meaning ascribed to it in Section 3.2(b) hereof;

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

(n) "Purchase Price" shall have the meaning ascribed to it in Section 3.2 hereof;

(o) "Purchased Shares" means all of the issued and outstanding shares in the capital of the Company owned and being sold by the Vendor, being two hundred and forty (240) shares in the Company's capital stock all of which are being purchased by the Purchaser;

(p)      "RBC" means Royal Bank of Canada;

(q) "RBC Indebtedness" means all of the Company's indebtedness, liabilities and obligations to RBC, howsoever and wheresoever incurred;

(r) "RBC Security" means the security issued by the Company to RBC charging all of the Company's property, assets and undertaking; and

(s) "Taxes" means all taxes, duties, levies, assessments, reassessments or governmental charges, including without limitation, income, corporation, capital, real or personal property, excise, payroll (including Unemployment Insurance and Canada Pension Plan contributions), franchise, sales, and goods and services taxes imposed by any jurisdiction (whether federal, provincial or municipal) applicable to the Vendor or the Company and any interest, penalties and fines therein.

1.2      Certain definitions

         "Agreement", "this Agreement", "hereto", "hereof", "herein", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section, paragraph or other portion of this Agreement and include every amendment or instrument supplementary hereto or in implementation hereof.

1.3      Number and Gender

         Except where the context otherwise indicates, words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender and "persons" shall include individuals, partnerships, joint ventures, associations, corporations and all other forms of business organizations, governments, regulatory or governmental agencies, commissions, departments and instrumentalities.

                              ARTICLE 2. - GENERAL

2.1      Dollar Amounts

         All dollar amounts referred to herein are in lawful currency of the United States unless otherwise stated.

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2.2      Accounting Terms

         Each accounting term used herein, unless a contrary definition is provided, shall have the meaning given to it under generally accepted accounting principles in Canada existing at the date hereof.

                ARTICLE 3. - PURCHASED SHARES AND PURCHASE PRICE

3.1      Purchased Shares

         Subject to the terms and conditions contained in this Agreement, the Vendor agrees to sell, assign, transfer and deliver to the Purchaser all of the Vendor's right, title and interest in and to the Purchased Shares and the Purchaser agrees to purchase the Purchased Shares.

3.2      Consideration

         In consideration for the transfer of the Vendor's right, title and interest in and to the Purchased Shares, the Purchaser shall at Closing:

(a) pay to the Vendor up to the sum of $75,000 U.S. Funds by certified check or bank cashier's check in accordance with the terms and conditions of the Plan (the "Cash Payment"); and

(b) issue to Ontario at Closing four million (4,000,000) preferred shares (the "Preferred Shares") in the Purchaser's capital stock, to be issued pursuant to the Plan,

all of which shall be collectively referred to herein as the "Purchase Price".


              ARTICLE 4. - VENDOR'S REPRESENTATIONS AND WARRANTIES

         The Vendor represents and warrants to the Purchaser as follows and acknowledges that the Purchaser is relying upon such representations and warranties in connection with this Agreement:

4.1      Share Ownership of the Company

         At Closing, the Vendor will be the registered and beneficial owner of the Purchased Shares.

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

4.2      Authorized and Issued Capital

         The authorized capital of the Company consists of an unlimited number of common shares, of which two hundred and forty (240) common shares are issued and outstanding. The Purchased Shares have been duly and validly authorized and issued and are outstanding as fully paid and non-assessable shares.

4.3      Corporate Power

         The Company has the corporate power to own or lease its property and to carry on its business and is qualified as a corporation to do business and is in good standing in each jurisdiction in which its business is conducted or the property owned or leased by it makes such qualification necessary.

4.4      Guarantees, etc.

         Other than the guarantee of the Ontario Indebtedness (which will be satisfied prior to Closing), the Company is not a party to or bound by any agreement of guarantee, indemnification, surety or similar commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, corporation or partnership.

4.5      Corporate Authority

         The execution, delivery and performance by the Vendor of this Agreement, and each and every agreement, document and instrument of conveyance contemplated hereby, and the consummation of the transactions herein, have been duly and validly authorized by all necessary corporate action.

4.6      Real Property Lease

         The lease of the Company's premises is the only lease to which the Company is a party, whether as lessor or lessee, in respect of any real property.

4.7      Equipment Leases

         The Company is not a party to any lease or agreement in the nature of a lease, conditional sale agreement, installment obligation or similar obligation (all such obligations and agreements being referred to herein as a "Lease"), whether as lessor or lessee, in respect of personal property.

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

4.8      Conformity with Laws

         There are no violations, notices of violations, outstanding work orders, notices or similar requirements relating to the business carried on by the Company by or from any police or fire department, sanitation, health, building, labour safety or environmental authorities or from any other federal, provincial or municipal authority and there are no matters under discussion with any such departments or authorities relating to work orders, notices or similar requirements.

4.9      Laws and Regulations

         The Company is conducting its business in compliance, in all material respects, with all applicable laws, rules, regulations, notices, approvals and orders of Canada and Ontario and any municipality thereof in which its business is carried on, is not in breach in any material respect of any such laws, rules, regulations, notices, approvals or orders and is duly licensed, registered or qualified, and duly possesses all such licenses in Ontario and any municipality thereof in which the Company carried on its business to enable its business to be carried on as now conducted and all such licenses, registrations, qualifications and permits are valid and subsisting and in good standing.

4.10     Incorporation and Organization

         The Company is a corporation duly incorporated and organized and validly subsisting under the laws of Ontario and is duly qualified as a corporation to do business in Ontario.

4.11     Binding Agreement

         This Agreement constitutes a legal, valid and binding obligation of the Vendor, enforceable against it in accordance with its terms subject to:

(a) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditor's rights generally; and

(b) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.

4.12     Non-Contravention; Consents

         The execution and delivery of this Agreement and the completion by the Vendor of the transactions contemplated herein will not result in any material violation or breach of any of the provisions of the constating documents or by-laws of the Company, or to the Vendor's knowledge breach any material contract or lease, written or oral, to which the Company or the Vendor is a party or by which they are bound, nor to the Vendor's knowledge require the Company or the Vendor to obtain any consents, authorizations or approvals, save for the approval of the Vendor's and the Company's directors, or to the Vendor's knowledge result in the creation of any Lien on the Purchased Shares.

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

4.13     No Other Purchase Agreements

         No person, company, partnership or other entity has any Agreement or option or any right or privilege capable of becoming an Agreement for the purchase of the Purchased Shares save and except as provided for in this Agreement.

4.14     Title to Assets; Permitted Liens

         The assets owned or used by the Company (other than those leased by the Company) are owned by the Company as the beneficial and legal owner thereof with a good and marketable title therein and thereto and with full right of use thereof subject only to:

(a)      the RBC Security; and

(b)      the Ontario Security, which shall be released prior to Closing.

The Purchaser acknowledges and confirms that the RBC Security and the Ontario Security shall remain as valid and binding obligations of the Company until the RBC Indebtedness and the Ontario Indebtedness have been satisfied in full.

4.15     Financial Statements

(a) The Financial Statements of the Company provided to the Purchaser has been prepared in accordance with Canadian generally accepted accounting principles.

(b) There are no liabilities or obligations of the Company, in respect of which the Company or the Purchaser is or may become liable on or after the consummation of the transactions contemplated by this Agreement other than:

         (i) liabilities disclosed on the Financial Statements and those liabilities and obligations specifically disclosed in this Agreement; and

         (ii) liabilities incurred in the ordinary course of business of the Company.

4.16     Residency of Vendor

         The Vendor is not a non-resident of Canada within the meaning of the Income Tax Act (Canada).

4.17     Truth on Closing

         The Vendor shall deliver a certificate to the Purchaser certifying that each of the representations and warranties of the Vendor contained herein are true and correct on and as of the Closing Date with the same force and effect as though made on such date.

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

4.18     Litigation

         There is no litigation, suit, proceeding, action, claim or investigation, at law or in equity, pending a threat against, or effecting in any way the Company's ability to own and conduct its business as presently conducted nor is the Company subject to any judgment, order, writ, injunction or decree of any court or governmental authority, department, commission, board, bureau, agency or other instrumentality which would have a material effect on its business or on the transactions contemplated herein.

             ARTICLE 5. - PURCHASER'S REPRESENTATIONS AND WARRANTIES

         The Purchaser represents and warrants to the Vendor as follows and acknowledge that the Vendor is relying upon such representations and warranties in connection with this Agreement:

5.1      Binding Agreement

         This Agreement constitutes a legal, valid and binding obligation of the Purchaser, subject to the Confirmation Order, enforceable against it in accordance with its terms subject to:

(a) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditor's rights generally; and

(b) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.

5.2      Non-Contravention

         The execution and delivery of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby will not result in any material violation or breach of any material contract or lease, written or oral, to which the Purchaser is a party or by which it is bound.

5.3      Truth on Closing

         The Purchaser shall deliver a certificate to the Vendor certifying that each of the representations and warranties of the Purchaser contained herein are true and correct on and as of the Closing Date with the same force and effect as though made on such date.

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
                      ARTICLE 6. - COVENANTS OF THE VENDOR

         The Vendor hereby covenants with the Purchaser that the following will be done or caused to be done at or prior to Closing or earlier as herein provided:

6.1      Vendor's Compliance with Agreement

         The Vendor shall have used its best efforts to take all steps necessary to ensure that the representations and warranties contained in this Agreement are true and correct on the Closing Date as if made on and as of such date and shall have done all things necessary to facilitate the transactions provided for herein.

6.2      Tax Filings

         The Vendor shall cause the Company to promptly pay all Taxes due and owing by the Company up to the date of this Agreement, unless other satisfactory arrangements have been made by the Vendor and the Purchaser in writing.

6.3      Transfers

         The Vendor shall cause all necessary resolutions to be enacted and other steps to be taken so as to validly and effectively transfer the Purchased Shares to the Purchaser at Closing.

6.4      Third Party Consents

         The Vendor shall co-operate with the Purchaser and its representatives to obtain any third party consents which may be required.

6.5      Purchaser's Investigation

         The Vendor shall cause the Company to permit the Purchaser and its agents and professional advisors, at the Purchaser's expense, to make such inspections of the assets, books and records, liabilities and financial and legal condition of the Company and the Business as the Purchaser deems necessary or advisable, acting reasonably.

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                     ARTICLE 7. - COVENANTS OF THE PURCHASER

         The Purchaser hereby covenants with the Vendor that the following will be done at or prior to Closing or earlier as herein provided:

7.1      Purchaser's Compliance with Agreement

         The Purchaser shall have taken all steps necessary to ensure that his representations and warranties contained herein are true and correct on the Closing Date as if made on and as of such date and shall have done all things necessary to facilitate the transactions herein provided for.

7.2      Confidentiality

         Prior to Closing and, if the transaction contemplated herein is not completed, at all times after Closing, the Purchaser will keep confidential all information obtained by it relating to the Company and the Business, except for such information which must reasonably be disclosed in the Plan or in the process of confirming the Plan. The Purchaser further agrees that such information will be disclosed only to those of its representatives and advisors who need to know such information for the purposes of evaluating and implementing the transactions contemplated hereby. If the transactions contemplated herein are not completed for any reason, the Purchaser will return forthwith, without retaining any copies thereof, any and all information and documents obtained from the Vendor and the Company.

7.3      Third Party Consents

         The Purchaser shall co-operate with the Vendor and its representatives to obtain any further consents required by any third party.

7.4      Directors

         At Closing, the Purchaser shall ensure that not less than three (3) of the Vendor's nominees are appointed or elected to the Purchaser's board of directors which shall number five (5) in total.

                              ARTICLE 8. - SURVIVAL

8.1      Survival of Vendor's Representations and Warranties

         The Vendor's representations and warranties contained in this Agreement shall survive the closing of the purchase and sale of the Purchase Shares provided for and, notwithstanding such closing, nor any investigation made by or on behalf of the Purchaser, shall continue in full force and effect for the benefit of the Purchaser following such closing.

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8.2      Survival of Vendor's Covenants

         The Vendor's covenants contained in this Agreement shall survive the closing of the purchase and sale of the Purchase Shares herein provided for and, notwithstanding such closing, shall continue in full force and effect for the benefit of the Purchaser in accordance with the terms thereof.

8.3      Survival of Purchaser's Representations and Warranties

         The Purchaser's representations and warranties contained in this Agreement shall survive the closing of the purchase and sale of the Purchase Shares herein provided for and, notwithstanding such closing, nor any investigation made by or on behalf of the Vendor, shall continue in full force and effect following such closing.

8.4      Survival of Purchaser's Covenants

         The Purchaser's covenants contained in this Agreement shall survive the closing of the purchase and sale of the Purchase Shares herein provided for and, notwithstanding such closing, shall continue in full force and effect for the benefit of the Vendor in accordance with the terms thereof.

               ARTICLE 9. - CONDITIONS IN FAVOUR OF THE PURCHASER

         The purchase and sale of the Purchased Shares is subject to the following terms and conditions for the exclusive benefit of the Purchaser to be fulfilled or performed by the Vendor or waived by the Purchaser at or prior to
Closing:

9.1      Full Performance

         The Vendor shall have performed in all material respects all the terms, covenants and conditions of the Vendor under this Agreement.

9.2      No Adverse Change

         At the Closing Date, there shall have been no material adverse change in the financial condition of the Business. For purposes of this Section, a "material adverse change" does not include any change in the affairs, operations, prospects, assets or condition of the Business arising directly or indirectly from (i) any activities of the Purchaser, his employees, officers, agents or representatives (whether pursuant to this Agreement or otherwise) or
(ii) any activities arising in the ordinary course of business.

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9.3      Litigation

         No action or proceeding shall be pending or, to the knowledge of the Vendor, threatened by any person to enjoin, prohibit or materially affect the transactions herein contemplated or which may have a material adverse effect on the Company, but excluding any litigation, action or proceeding arising, in whole or in part, from the acts or omissions of the Purchaser, its agents or representatives, whether pursuant to this Agreement or otherwise.

9.4      RBC

         On or prior to Closing, the Purchaser shall not have received any indication that RBC shall withhold its consent or approval to the transactions contemplated by this Agreement.

9.5      Approval of Plan

         On or prior to Closing, the Purchaser's Plan shall be confirmed and the United States Bankruptcy Court will have executed the Confirmation Order.

         If any of the foregoing conditions set forth in Article 9 hereof has not been fulfilled by the Vendor or waived by the Purchaser on or prior to the Closing Date, the Purchaser may rescind this Agreement by notice in writing to the Vendor (except where failure to fulfill such conditions arises as a result of the Purchaser's actions or omissions). In such event the Purchaser shall be released from all its obligations hereunder and unless the Purchaser can demonstrate the condition or conditions for the non-performance of which they have rescinded this Agreement are reasonably capable of being performed by the Vendor, the Vendor shall also be released form all of its obligations.

                ARTICLE 10. - CONDITIONS IN FAVOUR OF THE VENDOR

         The purchase and sale of the Purchased Shares is subject to the following terms and conditions for the exclusive benefit of the Vendor, to be fulfilled or performed by the Purchaser or waived by the Vendor at or prior to
Closing:

10.1     Full Performance

         The Purchaser shall have performed in all material respects all the terms, covenants and conditions of the Purchaser under this Agreement.

10.2     Payment or Satisfaction of Purchase Price

         The Purchaser shall have paid the cash portion of the Purchase Price to the Vendor and shall have made arrangements with the Purchaser's transfer agent for the issuance of Preferred Shares to the Vendor in accordance with the terms herein.

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10.3     RBC

         On or prior to Closing, the Vendor shall not have received any indication that RBC shall withhold its consent or approval to the transactions contemplated by this Agreement.

10.4     Approval of Plan of Reorganization

         On or prior to Closing, the Purchaser's Plan shall be confirmed and the United States Bankruptcy Court will have executed the Confirmation Order.

         If any of the foregoing conditions set forth in Article 10 has not been fulfilled by the Purchaser or waived by the Vendor on or prior to the Closing Date, the Vendor may rescind this Agreement by notice in writing to the Purchaser. In such event, the Vendor shall be released from all its obligations hereunder and unless the Vendor can demonstrate the condition or conditions for the non-performance of which it has rescinded this Agreement are reasonably capable of being performed by the Purchaser, the Purchaser shall also be released form all of its obligations hereunder.

                       ARTICLE 11. - CLOSING ARRANGEMENTS

11.1     Place of Closing

         The closing of the transactions contemplated by this Agreement shall take place at Closing on the Closing Date at the offices of Schantz, Schatzman, Aaronson & Perlman, P.A., Suite 1050, 200 South Biscayne Boulevard, Miami, Florida, or at such other place as the parties hereto may agree.

11.2     Deliveries by the Vendor

         Subject to the satisfaction and fulfilment of all conditions provided for in this Agreement (unless waived in writing by the Purchaser at or prior to Closing) the Vendor shall deliver to the Purchaser the following documents or matters duly executed by all persons other than the Purchaser or do the following acts or things which delivery and performance constitute a condition precedent in favour of the Purchaser to the completion of the transactions herein provided for:

(a) the share certificates representing the Purchased Shares duly endorsed in blank for transfer to the Purchaser or, in the alternative, an acknowledgment by the Vendor that it has conveyed all of its right, title and interest in and to the Purchased Shares and retains no interest therein;

(b) a copy of a resolution of the board of directors of the Company and the Vendor authorizing the transfer of the Purchased Shares to the Purchaser; and


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

(c)      the Company's minute book and other corporate records.

11.3     Deliveries by the Purchaser

         Subject to the satisfaction and fulfilment of all conditions provided for in this Agreement (unless waived in writing by the Vendor at or prior to Closing), the Purchaser shall deliver to the Vendor:

(a)      a certified cheque or bank draft in the amount equal to the Cash
         Payment; and

(b) satisfactory evidence that the Purchaser has requested its transfer agent to issue the Preferred Shares to the Vendor.

                        ARTICLE 12. - GENERAL PROVISIONS

12.1     Notice

         Any notice required or permitted to be given for purposes of this Agreement shall be in writing and shall be sufficiently given if personally delivered, at the applicable address set out below, or sent by registered letter, postage prepaid or transmitted by telecopier (confirmed on the same day or following day by prepaid mail or by return telecopier transmittal):

(a)      if to the Vendor, addressed to:

         3101 Bathurst Street
         Suite 600
         Toronto, Ontario
         M6A

         Attention:                 The President
         Facsimile No.:             (416) 787-9831

(b)      if to the Purchaser addressed to:

         3200 North Military Trail, Suite 300
         Boca Raton, Florida 33431
         USA

         Attention:                 Luis Alvarez, President
         Facsimile No.:             (305) 858-2355


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
                                     - or -

         c/o Luis Alvarez
         2601 South Bayshore Drive
         Suite 170
         Miami, Florida     33133-5419
         USA

or at such other address as the party to whom such writing is to be given shall have notified the party giving the same in the manner provided in this Section. Any notice delivered to the party to whom it is addressed as hereinbefore provided shall be deemed to have been given and received on the date it is so delivered at such address, provided that if such day is not a Business Day, then a notice shall be deemed to have been given and received on the next Business Day following such day. Any notice mailed as aforesaid shall be deemed to have been given and received on the date it is so delivered at such address, provided that if such day is not a Business Day, then a notice shall be deemed to have been given and received on the next Business Day following such day. Any notice mailed as aforesaid shall be deemed to have been given and received on the fifth Business Day next following the date of its mailing. Any notice transmitted by telecopier shall be deemed given and received on the first Business Day after its transmission.

12.2     Entire Agreement

         This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings, negotiations and discussions between the parties hereto with respect to the subject matter of this Agreement. There are not and shall not be any verbal statements, representations, warranties, undertakings or agreements between the parties with respect to the subject matter of this Agreement and this Agreement may not be amended or modified in any respect except by written instrument signed by the parties hereto.


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

12.3     Waiver

         No waiver of any of the provisions of this Agreement shall be deemed to constitute a waiver of any other provision (whether or not similar) nor shall such waiver be effective or binding unless in writing and, unless otherwise provided, shall be limited to the specific breach waived.

12.4     Applicable Law

         This Agreement shall be governed by and construed in accordance with the laws of Ontario and the laws of Canada applicable therein.

12.5     Enurement

         This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors and legal personal representatives, and shall not be assignable by any of the parties hereto without the written consent of the other party.

12.6     Counterparts

         This Agreement may be executed in one or more counterparts, all of which when executed and delivered (including by facsimile transmission) shall be considered one and the same agreement, and each of which shall be deemed an original. If executed by facsimile the party(s) so executing shall forthwith deliver an original thereof to the other.

12.7     Further Assurances

         From time to time subsequent to the Closing Date, each of the parties hereto shall, at the request and expense of the requesting party, execute and deliver such additional conveyances, transfers and other assurances, as may, in the opinion of counsel for such party, be required to effectually carry out the intent of this Agreement in accordance with the terms hereof.

12.8     Severability

         If any provision of this Agreement is determined to be invalid or unenforceable by a court of competent jurisdiction from which no further appeal lies or is taken, the provision shall be deemed to be severed herefrom, and the remaining provisions of this Agreement shall not be affected thereby and shall remain valid and enforceable.

12.9     Independent Legal Advice

         This Agreement has been drafted by Gowling, Strathy & Henderson, as solicitor for the Vendor. The Purchaser has been advised to obtain independent legal advice before signing this Agreement and acknowledges that it has obtained or has had the opportunity to obtain but has declined independent legal advice prior to the execution of this Agreement.

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

         IN WITNESS WHEREOF this Agreement has been executed and delivered by the parties hereto on the date first above written.

                        1299004 ONTARIO CORPORATION
                        a corporation incorporated under the laws of Ontario

                        Per:________________________________________________
                        Name:
                        Title:

                        I have the authority to bind the Corporation

                        TOTAL WORLD TELECOMMUNICATIONS, INC.,
                        a corporation incorporated under the laws of Delaware


                        Per:________________________________________________
                                 Luis Alvarez, President

                        I have the authority to bind the Corporation


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